UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

DATE OF REPORT (Date of earliest event reported)         November 16,1999

TELLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

4951 Indiana Avenue, Lisle, Illinois	60532
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 378-8800

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

On November 11, 1999, Tellabs, Inc. (the "Company") issued its Third Quarter 1999 Report to stockholders through its website at www.tellabs.com. Incorporated into the Third Quarter 1999 Report are links to the Third Quarter Earnings Release which includes the Results of Operations, Condensed Balance Sheet and Restated Selected Quarterly Financial Data.

The Third Quarter 1999 Report to stockholders and the Third Quarter Earnings Release including Results of Operations, Condensed Consolidated Balance Sheet and Restated Selected Quarterly Financial Data are attached hereto as Exhibit 20.1 and Exhibit 99.1, respectively, and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

   (c) Exhibits
     Exhibit 20.1 - Third Quarter 1999 Report
     Exhibit 99.1 - Third Quarter 1999 Earnings Release with Results of Operations,
                           Condensed Consolidated Balance Sheet and Restated Selected Quarterly Finanical Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       TELLABS, INC.
                     (Registrant)

                             /s Robert E. Swininoga
                           Robert E. Swininoga
                        Vice President and
                                      Principal Accounting Officer

November 16, 1999
(Date)

EXHIBIT INDEX

Exhibit Number	Description
20.1	Third Quarter 1999 Report
99.1	Third Quarter Earnings Release